UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 20, 2009
GLOBAL CONSUMER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 445-7800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

GLOBAL CONSUMER ACQUISITION CORP. (“GCAC”) IS HOLDING PRESENTATIONS FOR CERTAIN OF GCAC’S STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GCAC SECURITIES, REGARDING THE ACQUISITIONS AS FILED IN PREVIOUS REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS ATTACHED THERETO AND HERETO, WHICH MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.
GCAC AND ITS SPONSOR AND THEIR RESPECTIVE AFFILIATES MAY ENTER INTO ARRANGEMENTS TO PURCHASE SHARES OF COMMON STOCK AND/OR WARRANTS OF GCAC IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS.
GCAC INTENDS TO FILE A PROXY STATEMENT WITH THE SEC IN CONNECTION WITH THE SPECIAL MEETING OF THE GCAC STOCKHOLDERS TO APPROVE THE PROPOSED TRANSACTIONS (THE “SPECIAL MEETING PROXY STATEMENT”). STOCKHOLDERS OF GCAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE SPECIAL MEETING PROXY STATEMENT IN CONNECTION WITH GCAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. GCAC STOCKHOLDERS CAN ALSO READ GCAC’S DEFINITIVE PROXY STATEMENT, DATED APRIL 28, 2009, IN CONNECTION WITH ITS ANNUAL MEETING OF STOCKHOLDERS, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE GCAC OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE SPECIAL MEETING PROXY STATEMENT WILL BE MAILED TO GCAC STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GLOBAL CONSUMER ACQUISITION CORP., 1370 AVENUE OF THE AMERICAS, 28TH FLOOR, NEW YORK, NEW YORK, 10019, ATTENTION: MR. ANDREW NELSON. FREE COPIES OF THE SPECIAL MEETING PROXY STATEMENT, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV). IN ADDITION TO THE SPECIAL MEETING PROXY STATEMENT, GCAC FILES ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC.
GCAC, 1ST COMMERCE BANK (“1ST COMMERCE BANK”), CAPITOL DEVELOPMENT BANCORP LIMITED V (“CAPITOL DEVELOPMENT”), CAPITOL BANCORP LIMITED (“CAPITOL BANCORP”), COLONIAL BANK (“COLONIAL BANK”), THE COLONIAL BANCGROUP, INC. (“COLONIAL BANCGROUP”) AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF GCAC STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE SPECIAL MEETING PROXY STATEMENT AND OTHER MATERIALS TO BE FILED BY GCAC WITH THE SEC..
GCAC’S PROPOSED ACQUISITION OF 1ST COMMERCE BANK AND THE SIMULTANEOUS ACQUISITION OF, AMONG OTHER THINGS, THE NEVADA-BASED DEPOSIT LIABILITIES AND CERTAIN LOANS ATTRIBUTABLE TO COLONIAL BANK’S NEVADA RETAIL BANKING OPERATIONS, ALONG WITH 22 NEVADA RETAIL BANK BRANCHES, ARE SUBJECT TO APPROVALS FROM THE FEDERAL RESERVE BOARD, THE FDIC, THE NEVADA DIVISION OF FINANCIAL INSTITUTIONS AND THE ALABAMA DEPARTMENT OF BANKING. AS A CORPORATION NOT CURRENTLY SUBJECT TO BANK SUPERVISORY REGULATION, GCAC’S APPLICATIONS TO BECOME A BANK HOLDING COMPANY FOR A NEVADA-BASED COMMUNITY BANK ARE SUBJECT TO DIFFERENT STATUTORY APPROVAL PROCESSES MAINTAINED BY SEVERAL FEDERAL AND STATE BANK REGULATORY AGENCIES WITH SUPERVISORY OVERSIGHT AND JURISDICTION OF THE CONTEMPLATED TRANSACTIONS AND THE BANKS THAT ARE PARTIES TO THE CONTEMPLATED TRANSACTIONS. APPROVAL TERMS GRANTED BY THESE FEDERAL AND STATE BANK REGULATORY AGENCIES MAY INCLUDE TERMS AND CONDITIONS MORE ONEROUS THAN GCAC MANAGEMENT CONTEMPLATES, AND APPROVAL MAY NOT BE GRANTED IN THE TIMEFRAMES DESIRED BY THE PARTIES TO THE CONTEMPLATED TRANSACTIONS. BANK REGULATORY APPROVAL, IF GRANTED, MAY CONTAIN TERMS THAT RELATE TO DETERIORATING REAL ESTATE LENDING AND

INDUSTRY ABUSES BOTH NATIONALLY AND IN NEVADA; BANK REGULATORY SUPERVISORY REACTIONS TO THE CURRENT ECONOMIC DIFFICULTIES MAY NOT BE SPECIFIC TO GCAC ITSELF.
This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GCAC, 1st Commerce, Capitol Development, Capitol Bancorp, Colonial Bank, Colonial BancGroup, or any of their affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.
This report and the exhibits hereto include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding GCAC’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement. There can be no assurance that future developments affecting us will be those that we have anticipated.
These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the businesses of GCAC and 1st Commerce and the assets of the Nevada branch franchise of Colonial Bank will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the acquisitions may not be fully realized or realized within the expected time frame; (iii) revenues following the acquisitions may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental and regulatory approvals of the acquisitions on the proposed terms and schedule; (vi) the failure of GCAC’s shareholders to approve the acquisitions; (vii) local, regional, national and international economic conditions and the impact they may have on 1st Commerce Bank upon consummation of the acquisitions and its customers and GCAC’s assessment of that impact; (viii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (ix) prepayment speeds, loan originations and credit losses; (x) sources of liquidity; (xi) GCAC’s common shares outstanding and common stock price volatility; (xii) fair value of and number of stock-based compensation awards to be issued in future periods; (xiii) legislation affecting the financial services industry as a whole, and/or the parties to the acquisition and their subsidiaries individually or collectively; (xiv) regulatory supervision and oversight, including required capital levels; (xv) increasing price and product/service competition by competitors, including new entrants; (xvi) rapid technological developments and changes; (xvii) following the consummation of the acquisitions, 1st Commerce Bank’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xviii) following the consummation of the acquisitions, 1st Commerce Bank’s ability to contain costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support 1st Commerce Bank’s future businesses; and (xxvi) material differences in the actual financial results of acquisitions and acquisition activities compared with GCAC’s expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause GCAC’s results to differ materially from those described in the forward-looking statements can be found under the heading “Risk Factors” filed in our Annual Report on Form 10-K for the year ended December 31, 2008. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. GCAC undertakes no obligation to publicly revise these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For further discussion of certain factors that may cause such forward-looking statements to differ materially from actual results, refer to GCAC’s Form 10-K for fiscal year 2008 and other public documents are available on the SEC’s internet site (http://www.sec.gov).
All subsequent written and oral forward-looking statements attributable to any of matters or entities discussed in this report or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Item 7.01. Regulation FD Disclosure
On July 13, 2009, Global Consumer Acquisition Corp., a Delaware corporation (“GCAC”) concurrently entered into (i) a Merger Agreement (the “1st Commerce Merger Agreement”), with WL Interim Bank, a Nevada corporation (“Merger Sub”), 1st Commerce Bank, a Nevada-chartered non-member bank (“1st Commerce Bank”), Capitol Development Bancorp Limited V, a Michigan corporation and Capitol Bancorp Limited, a Michigan corporation, which provides for the merger of Merger Sub with and into 1st Commerce Bank, with 1st Commerce Bank being the surviving entity and becoming GCAC’s wholly-owned subsidiary and (ii) an Asset Purchase Agreement (the “Colonial Asset Purchase Agreement”), with Colonial Bank, an Alabama banking corporation, and The Colonial BancGroup, Inc. a Delaware corporation. The transactions contemplated by the 1st Commerce Merger Agreement and the Colonial Asset Purchase Agreement are referred to herein as the “Acquisitions”. In connection with the Acquisitions, GCAC has initiated a process to become a bank holding company, which will enable it to participate in financial lines of business, and will rename itself Western Liberty Bancorp. Western Liberty Bancorp’s banking operations will be conducted through 1st Commerce Bank, which will be the surviving entity pursuant to the 1st Commerce Merger Agreement and will retain the 1st Commerce Bank name. Founded in 2006, 1st Commerce Bank is a Nevada bank and will continue to operate following the consummation of the Acquisitions. Upon the consummation of the Acquisitions, the combined entity will form a “new” Nevada financial institution with 22 banking branches, and approximately $477.0 million of gross loan assets, $320.0 million of transaction account deposits and $214.0 million in time deposits.
In connection with the Acquisitions, GCAC will conduct presentations in order to review the proposed transactions and discuss the restructuring of terms with its warrantholders. Attached to this Current Report as Exhibit 99.1 is the form of presentation to be used by GCAC in presentations to certain of GCAC’s security holders and other interested persons. This presentation amends the presentation previously filed with the Securities and Exchange Commission July 14, 2009. The attached presentation shall be used by GCAC together with, when available, the preliminary proxy statement and the definitive proxy statement in connection with the Acquisitions for such purposes.
The information furnished in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits

99.1	Presentation Materials

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CONSUMER ACQUISITION CORP.
Date: July 20, 2009	By:	/s/ Jason N. Ader
		Name:	Jason N. Ader
		Title:	Chief Executive Officer